SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


                0-14334                                  13-3299127
        (Commission File Number)             (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 205
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 824-8882



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On April 21, 2004, the Company filed its monthly operating report for March 2004 with the United States Bankruptcy Court for the Eastern District of Texas. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

     FORWARD-LOOKING STATEMENTS.

     THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S REPORTS ON 10-K, 10-Q, AND 8-K FILED WITH THE SEC.


     THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)

        99.1  Monthly operating report of Venus Exploration, Inc. for March,
              2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 22, 2004                             VENUS EXPLORATION, INC.


                                                 BY: /s/ EUGENE L. AMES, JR.
                                                    ----------------------------
                                                     Eugene L. Ames, Jr.
                                                     Chief Executive Officer